EXHIBIT 24

                           LIMITED POWER OF ATTORNEY
                   NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

     That I, Peter C. Browning, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to all Form 10-K Annual Reports of Nucor Corporation (commencing with the Report for calendar year
1999) filed with the Securities and Exchange Commission, and any and all amendments thereto.

     Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of March, 2000.

                                               /s/ PETER C. BROWNING
                                              -----------------------------
                                                   Peter C. Browning

STATE OF North Carolina  )
                         ) ss:
COUNTY OF Mecklenburg    )

     I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Peter C. Browning, the grantor of the foregoing Limited Power of Attorney, bearing date on the 8th day of March, 2000, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

     Given under my hand and seal this 8th day of March, 2000.


                                    /s/ KELLY J. WILMOTH
                                  ------------------------------
                                          Notary Public

(seal)                            My commission expires on August 23, 2003

                           LIMITED POWER OF ATTORNEY
                   NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

     That I, Harvey B. Gantt, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to all Form 10-K Annual Reports of Nucor Corporation (commencing with the Report for calendar year
1999) filed with the Securities and Exchange Commission, and any and all amendments thereto.

     Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of March, 2000.


                                                /s/  HARVEY B. GANTT
                                              -----------------------------
                                                     Harvey B. Gantt

STATE OF North Carolina  )
                         ) ss:
COUNTY OF Mecklenburg    )

     I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Harvey B. Gantt, the grantor of the foregoing Limited Power of Attorney, bearing date on the 8th day of March, 2000, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

     Given under my hand and seal this 8th day of March, 2000.


                                    /s/ KELLY  J. WILMOTH
                                  ------------------------------
                                          Notary Public

(seal)                            My commission expires on August 23, 2003

                           LIMITED POWER OF ATTORNEY
                   NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

     That I, Victoria F. Haynes, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to all Form 10-K Annual Reports of Nucor Corporation (commencing with the Report for calendar year
1999) filed with the Securities and Exchange Commission, and any and all amendments thereto.

     Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of March, 2000.
                                              /s/ VICTORIA F. HAYNES
                                              -----------------------------
                                                  Victoria F. Haynes

STATE OF North Carolina  )
                         ) ss:
COUNTY OF Mecklenburg    )

     I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Victoria F. Haynes, the grantor of the foregoing Limited Power of Attorney, bearing date on the 8th day of March, 2000, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

     Given under my hand and seal this 8th day of March, 2000.


                                    /s/ KELLY J. WILMOTH
                                  ------------------------------
                                          Notary Public

(seal)                            My commission expires on August 23, 2003

                           LIMITED POWER OF ATTORNEY
                   NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

     That I, James D. Hlavacek, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to all Form 10-K Annual Reports of Nucor Corporation (commencing with the Report for calendar year
1999) filed with the Securities and Exchange Commission, and any and all amendments thereto.

     Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of March, 2000.
                                                /s/ JAMES D. HLAVACEK
                                              -----------------------------
                                                    James D. Hlavacek

STATE OF North Carolina  )
                         ) ss:
COUNTY OF Mecklenburg    )

     I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that James D. Hlavacek, the grantor of the foregoing Limited Power of Attorney, bearing date on the 8th day of March, 2000, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

     Given under my hand and seal this 8th day of March, 2000.


                                    /s/ KELLY J. WILMOTH
                                  ------------------------------
                                          Notary Public

(seal)                            My commission expires on August 23, 2003

                           LIMITED POWER OF ATTORNEY
                   NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

     That I, Samuel Siegel, the grantor, do by these presents hereby make, constitute and appoint H. David Aycock and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to all Form 10-K Annual Reports of Nucor Corporation (commencing with the Report for calendar year
1999) filed with the Securities and Exchange Commission, and any and all amendments thereto.

     Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

     IN WITNESS WHEREOF, I have hereunto set my hand as of the 8th day of March, 2000.
                                                  /s/ SAMUEL SIEGEL
                                              -----------------------------
                                                       Samuel Siegel

STATE OF North Carolina  )
                         ) ss:
COUNTY OF Mecklenburg    )

     I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Samuel Siegel, the grantor of the foregoing Limited Power of Attorney, bearing date on the 8th day of March, 2000, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

     Given under my hand and seal this 8th day of March, 2000.


                                     /s/ KELLY J. WILMOTH
                                  ------------------------------
                                          Notary Public

(seal)                            My commission expires on August 23, 2003